UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES
EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): April 25, 2020

PIXELWORKS, INC.
(Exact name of registrant as specified in its charter)

Oregon	000-30269	91-1761992
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

226 Airport Parkway, Suite 595
San Jose, CA 95110
(408) 200-9200
(Address, including zip code, and telephone number, including area code, of registrant’s principal executive offices)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	PXLW	The Nasdaq Global Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company   ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.   ☐

Item 1.01    Entry into a Definitive Material Agreement.

On April 25, 2020, Pixelworks, Inc. (the “Company”), entered into a loan with Silicon Valley Bank as the lender (“Lender”) in an aggregate principal amount of $796,242 (the “Loan”) pursuant to the Paycheck Protection Program (the “PPP”) under the Coronavirus Aid, Relief, and Economic Security Act (the “CARES Act”).

The Loan is evidenced by a promissory note (the “Note”) dated April 25, 2020, and matures 2 years from the disbursement date. The Note bears interest at a rate of 1.000% per annum, with the first six months of interest deferred. Principal and interest are payable monthly commencing 6 months after the disbursement date and may be prepaid by the Company at any time prior to maturity with no prepayment penalties. The Note contains customary events of default relating to, among other things, payment defaults or breaches of the terms of the Note. Upon the occurrence of an event of default, the Lender may require immediate repayment of all amounts outstanding under the Note.

Under the terms of the CARES Act, PPP loan recipients can apply for and be granted forgiveness for all or a portion of loans granted under the PPP. The Loan is subject to forgiveness to the extent proceeds are used for payroll costs, including payments required to continue group health care benefits, and certain rent, utility, and mortgage interest expenses (collectively, “Qualifying Expenses”), pursuant to the terms and limitations of the PPP. The Company intends to use the Loan amount for Qualifying Expenses. However, no assurance is provided that the Company will obtain forgiveness of the Loan in whole or in part. The foregoing description of the Note does not purport to be complete and is qualified in its entirety by reference to the full text of the Note, which is filed as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 2.02    Results of Operations and Financial Condition.

On April 30, 2020, Pixelworks, Inc. (the “Company”) issued a press release announcing financial results for the three month period ended March 31, 2020 and held a conference call to discuss the Company's financial results. The press release and conference call contain forward-looking statements regarding the Company, and include cautionary statements identifying important factors that could cause actual results to differ materially from those anticipated.

The press release issued April 30, 2020 is furnished herewith as Exhibit 99.1, to this Report and a copy of the Company's conference call script announcing these financial results is furnished herewith as Exhibit 99.2. The information in this Item 2.02, including Exhibits 99.1 and 99.2, is being furnished and shall not be deemed filed for purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liability of that Section, nor shall such information be deemed to be incorporated by reference in any registration statement or other document filed under the Securities Act of 1933 or the Exchange Act, except as otherwise stated in such filing.

Item 2.03    Creation of a Direct Financial Obligation of a Registrant.

Reference is made to the disclosure under Item 1.01 above, which is hereby incorporated in this Item 2.03 by reference.

Item 9.01    Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Description
10.1	Promissory Note between the Company and Silicon Valley Bank dated April 25, 2020.
99.1	Press Release issued by Pixelworks, Inc. dated April 30, 2020.
99.2	Pixelworks, Inc. First Quarter Results Conference Call Script dated April 30, 2020.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PIXELWORKS, INC.
(Registrant)

Dated:	April 30, 2020	/s/ Elias N. Nader
Elias N. Nader Vice President and Chief Financial Officer